UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6660

Name of Fund: MuniYield Quality Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield
      Quality Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders

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                                        MuniYield Quality
                                        Fund, Inc.

Semi-Annual Report
April 30, 2004

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MuniYield Quality Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.51%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2             MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

A Letter From the President

Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front -- previously the one dim spot in an otherwise bright economic picture -- helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%) from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- not the least of which are geopolitical in nature -- which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                 3

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A Discussion With Your Fund's Portfolio Manager

      We remained focused on enhancing yield and preserving net asset value in a volatile interest rate environment, and the Fund was able to outperform its comparable Lipper category average.

Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years increased approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues increased more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.

How did the Fund perform in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield Quality Fund, Inc. had net annualized yields of 6.46% and 7.30%, based on a period-end per share net asset value of $15.08 and a per share market price of $13.35, respectively, and $.486 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.50%, based on a change in per share net asset value from $15.36 to $15.08, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of .86% for Series A, .90% for Series B, .97% for Series C and .93% for Series D.

The Fund's return, based on net asset value, exceeded that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +1.01% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance is primarily attributed to the prerefunding of several holdings. When municipal bonds are prerefunded, they are essentially refinanced ahead of their maturity date. The proceeds from the refinancing are typically used to purchase government-backed debt. This is then pledged to pay off the original debt at an earlier call date. In short, when the bond holdings are prerefunded, their prices generally increase sharply, particularly when the yield curve is relatively steep. In addition, the Fund maintained its dividend during the period at $.081 a share, generating an above-average tax-exempt yield for the Fund's shareholders.


4             MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to pursue three general themes in managing the Fund. First, when making new purchases, we tended to target longer-dated bonds, generally in the 25-year range. The municipal yield curve flattened out past this range; therefore, there was no significant yield to be gained by extending out any further. Second, we found it advantageous to purchase California municipal bonds. Given recent heavy supply of California issues, we have been able to make purchases at attractive spreads relative to national municipal bonds and historic norms for the state. We believe these holdings should benefit Fund performance as California's finances start to improve and state bonds begin trading at more typical levels. Finally, when available, we continued to favor premium-coupon bonds when making new purchases.

We generally maintained the Fund's fully invested position throughout the period, seeking to enhance shareholder income. With short-term interest rates at historic lows, the cost of holding cash reserves would have been relatively high in terms of its effect on performance.

Given the historically low short-term interest rates, the Fund's borrowing costs remained at attractive levels of around 1%. These levels, in combination with a positively sloped yield curve, provided a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. We believe the Fund's borrowing costs should remain at relatively low levels for the foreseeable future. While the timing is questionable, the Federal Reserve Board's next move likely will be to raise short-term interest rates. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.35% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The portfolio essentially remained fully invested in high-quality municipal bonds at the end of the period, which we believe should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates remain near their historic lows. We maintained our defensive market stance at the close of the period in recognition of improving economic conditions. We believe this positioning prepares the Fund for relative outperformance once interest rates inevitably begin to rise. Finally, we remained overweight in premium-coupon bonds and continued to favor maturities in the 25-year range.

Michael A. Kalinoski
Vice President and Portfolio Manager

May 12, 2004


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                 5

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Proxy Results

During the six-month period ended April 30, 2004, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted    Shares Withheld
                                                                                    For         From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:              James H. Bodurtha                28,835,951         572,544
                                               Joe Grills                       28,833,526         574,969
                                               Roberta Cooper Ramo              28,829,520         578,975
                                               Robert S. Salomon, Jr.           28,833,868         574,627
                                               Stephen B. Swensrud              28,817,683         590,812
--------------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2004, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A - D) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted    Shares Withheld
                                                                                    For          From Voting
--------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
     Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud           7,024              6
--------------------------------------------------------------------------------------------------------------

Quality Profile

The quality ratings of securities in the Fund as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................     83.3%
AA/Aa .............................................................      5.8
A/A ...............................................................      2.7
BBB/Baa ...........................................................      7.6
NR (Not Rated) ....................................................      0.6
--------------------------------------------------------------------------------


6             MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Alaska--0.5%              AAA       Aaa       $ 2,100   Alaska State International Airports Revenue Bonds, Series B,
                                                        5.75% due 10/01/2019 (a)                                           $  2,313
===================================================================================================================================
Arizona--1.1%             AAA       NR*         2,345   Maricopa County, Arizona, Public Finance Corporation, Lease
                                                        Revenue Bonds, RIB, Series 511X, 9.63% due 7/01/2014 (a)(i)           2,796
                          AAA       Aaa         2,000   Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                                        Series A, 5.875% due 1/01/2014 (g)                                    2,220
===================================================================================================================================
California--18.1%         AAA       Aaa         4,150   Alameda Corridor Transportation Authority, California, Revenue
                                                        Refunding Bonds, Subordinated Lien, Series A, 5.525%**
                                                        due 10/01/2025 (a)                                                    2,602
                                                        California State Department of Water Resources, Power Supply
                                                        Revenue Bonds, Series A:
                          BBB+      A3          1,400         5.375% due 5/01/2021                                            1,442
                          AAA       Aaa         1,000         5.375% due 5/01/2022 (g)                                        1,053
                          BBB       Baa1        4,000   California State, GO, 5.25% due 4/01/2032                             3,952
                                                        California State, GO, Refunding:
                          AAA       Aaa         2,000         5.25% due 2/01/2022 (k)                                         2,077
                          BBB       Baa1        5,700         5.25% due 2/01/2028                                             5,626
                          BBB       Baa1        3,000         5.25% due 2/01/2029                                             2,955
                          AAA       Aaa         6,000         5.25% due 2/01/2030 (b)                                         6,091
                          AAA       Aaa         7,700         5.25% due 2/01/2030 (g)                                         7,817
                          AAA       NR*         2,850   California State, GO, Refunding, ROCS, Series II-RR-272,
                                                        9.33% due 2/01/2033 (i)(j)                                            2,885
                          BBB-      Baa2        1,500   California State Public Works Board, Lease Revenue Bonds
                                                        (Department of Mental Health--Coalinga State Hospital),
                                                        Series A, 5.125% due 6/01/2029                                        1,438
                                                        California State, Various Purpose, GO:
                          BBB       Baa1        2,500         5.25% due 11/01/2029                                            2,462
                          BBB       Baa1        3,200         5.50% due 11/01/2033                                            3,269
                                                        Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds:
                          BBB       Baa3        3,600         Series 2003-A-1, 6.75% due 6/01/2039                            3,372
                          BBB-      Baa2        4,050         Series B, 5.60% due 6/01/2028                                   4,050
                          AAA       Aaa         3,000         Series B, 5.50% due 6/01/2033 (b)                               3,095
                          AAA       Aaa         1,870         Series B, 5.625% due 6/01/2033 (b)                              1,953
                          AAA       Aaa         4,500         Series B, 5% due 6/01/2038 (a)                                  4,343
                          AAA       Aaa        14,160         Series B, 5.625% due 6/01/2038 (k)                             14,736
                          AAA       Aaa         1,600         Series B, 5.50% due 6/01/2043 (b)                               1,647
                                                        San Diego, California, Unified School District, Election 1998,
                                                        GO, Series D (d):
                          AAA       Aaa         3,945         5.25% due 7/01/2022                                             4,139
                          AAA       Aaa         2,175         5.25% due 7/01/2024                                             2,262

Portfolio Abbreviations

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
ROCS       Reset Option Certificates
S/F        Single-Family


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                 7

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Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Colorado--9.7%                                          Colorado Health Facilities Authority Revenue Bonds,
                                                        Series A:
                          AA        Aa2       $ 1,650         (Catholic Health Initiatives), 5.50% due 3/01/2032           $  1,690
                          AA        NR*         1,600         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2027 (j)                                              1,649
                          AA        NR*         1,000         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2033 (j)                                              1,026
                                                        Colorado Housing and Finance Authority, Revenue Refunding
                                                        Bonds, AMT:
                          AAA       Aaa         2,085         (S/F Program), Series B-2, 6.80% due 2/01/2031 (g)              2,237
                          AAA       Aaa           960         (S/F Program), Series C-2, 8.40% due 10/01/2021 (e)(g)            985
                          AAA       Aaa         1,410         Series C-2, 7.05% due 4/01/2031 (e)(g)                          1,440
                          AAA       Aaa         2,285         Series C-2, 7.25% due 10/01/2031 (a)                            2,328
                          AAA       Aaa           640         Series E-2, 7% due 2/01/2030 (g)                                  649
                          AAA       Aaa         4,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                        Series D, 7.75% due 11/15/2013 (g)                                    4,870
                                                        Denver, Colorado, City and County, COP, Series B (a)(h):
                          AAA       Aaa         8,000         5.50% due 12/01/2010                                            9,061
                          AAA       Aaa         6,405         5.75% due 12/01/2010                                            7,348
                          AAA       Aaa        16,000   Northwest Parkway, Colorado, Public Highway Authority,
                                                        Capital Appreciation Revenue Bonds, Senior Convertible,
                                                        Series C, 5.332%** due 6/15/2025 (f)                                 11,427
===================================================================================================================================
District of               AAA       Aaa         2,500   District of Columbia Revenue Refunding Bonds (Catholic
Columbia--0.6%                                          University of America Project), 5.625% due 10/01/2029 (a)             2,620
===================================================================================================================================
Florida--0.7%             AA        NR*         2,240   Beacon Tradeport Community Development District, Florida,
                                                        Special Assessment Revenue Refunding Bonds (Commercial
                                                        Project), Series A, 5.625% due 5/01/2032 (j)                          2,337
                          AAA       Aaa         1,000   South Miami, Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds (Baptist Health System Obligation Group), 5.25%
                                                        due 11/15/2033 (a)                                                    1,016
===================================================================================================================================
Georgia--1.2%             A         A3          4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                        (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                        due 1/01/2011                                                         5,559
===================================================================================================================================
Hawaii--0.5%              AAA       Aaa         2,000   Hawaii State, GO, Series CX, 5.50% due 2/01/2021 (f)                  2,138
===================================================================================================================================
Illinois--18.1%                                         Chicago, Illinois, Board of Education, GO (a):
                          AAA       Aaa         1,750         (Chicago School Reform Project), Series A, 5.25%
                                                              due 12/01/2030                                                  1,768
                          NR*       Aaa         5,000         RIB, Series 467, 10.13% due 12/01/2027 (i)                      6,159
                                                        Chicago, Illinois, Capital Appreciation, GO, Project and
                                                        Refunding, Series A (g):
                          AAA       Aaa         1,000         5.422%** due 1/01/2027                                            717
                          AAA       Aaa         1,000         5.435%** due 1/01/2028                                            716
                          AAA       Aaa         1,000         5.448%** due 1/01/2029                                            714
                          AAA       Aaa         1,000         5.46%** due 1/01/2030                                             725
                                                        Chicago, Illinois, GO (Lakefront Millennium Parking
                                                        Facilities) (g):
                          AAA       Aaa         5,000         5.125% due 1/01/2028                                            5,033
                          AAA       Aaa         2,500         5.444%** due 1/01/2029                                          2,345
                                                        Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                        3rd Lien, AMT, Series B-2:
                          AAA       Aaa         3,400         5.75% due 1/01/2023 (f)                                         3,628
                          AAA       Aaa         4,000         5.75% due 1/01/2024 (f)                                         4,265
                          AAA       Aaa         3,300         6% due 1/01/2029 (b)                                            3,558
                                                        Chicago, Illinois, O'Hare International Airport Revenue
                                                        Refunding Bonds, AMT:
                          AAA       Aaa         2,665         3rd Lien, Series A-2, 5.75% due 1/01/2021 (f)                   2,865
                          AAA       NR*         6,835         DRIVERS, Series 250, 10.084% due 1/01/2021 (g)(i)               7,728
                          AAA       Aaa         6,200   Cook County, Illinois, Capital Improvement, GO, Series C,
                                                        5.50% due 11/15/2026 (a)                                              6,510
                          AAA       Aaa         2,130   Illinois Development Finance Authority Revenue Bonds
                                                        (Presbyterian Home Lake Project), Series B, 6.25%
                                                        due 9/01/2017 (f)                                                     2,333
                          AAA       Aaa         3,000   Illinois Sports Facilities Authority Revenue Bonds,
                                                        5.414%** due 6/15/2030 (a)                                            2,208
                          AAA       Aaa        10,000   Illinois State, GO, First Series, 5.50% due 8/01/2018 (f)            10,813
                          NR*       A1          3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                                        Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015             3,756
                          NR*       Aaa         5,295   Kane and De Kalb Counties, Illinois, Community Unity School
                                                        District Number 302, GO, 5.80% due 2/01/2022 (d)                      5,861
                                                        Metropolitan Pier and Exposition Authority, Illinois,
                                                        Dedicated State Tax Revenue Refunding Bonds (McCormick Place
                                                        Expansion Project):
                          AAA       Aaa         7,000         5.50% due 12/15/2024 (d)                                        7,345
                          AAA       Aaa         3,500         Series B, 5.75% due 6/15/2023 (g)                               3,822


8             MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Indiana--4.0%                                           De Kalb County, Indiana, Redevelopment Authority Revenue Bonds
                                                        (Mini-Mill), Series A (l):
                          AAA       Aaa       $ 3,000         6.50% due 1/15/2014                                          $  3,161
                          AAA       Aaa         3,220         6.625% due 1/15/2017                                            3,388
                          AAA       Aaa         2,500   Indiana Bond Bank Revenue Bonds, Guarantee State Revolver,
                                                        6.875% due 2/01/2012 (a)                                              2,654
                          BBB       Baa2        8,800   Indianapolis, Indiana, Airport Authority, Special Facilities
                                                        Revenue Bonds (Federal Express Corporation Project), AMT,
                                                        7.10% due 1/15/2017                                                   9,057
===================================================================================================================================
Kentucky--2.2%            AAA       Aaa         6,570   Lexington--Fayette Urban County Government, Kentucky,
                                                        Governmental Program Revenue Bonds (University of Kentucky
                                                        Alumni Association Inc. Project), 6.75% due 11/01/2004 (g)(h)         6,883
                          NR*       Baa2        3,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                                        International Project), AMT, 7% due 6/01/2024                         3,324
===================================================================================================================================
Louisiana--4.1%           AAA       Aaa         8,500   Louisiana Local Government, Environmental Facilities, Community
                                                        Development Authority Revenue Bonds (Capital Projects and
                                                        Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)             9,830
                          AAA       Aaa         6,800   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                                        Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                    6,937
                          AAA       Aaa         1,900   Terrebonne Parish, Louisiana, Hospital Service District
                                                        Number 1, Hospital Revenue Bonds (Terrebonne General Medical
                                                        Center Project), 5.50% due 4/01/2033 (a)                              1,986
===================================================================================================================================
Massachusetts--4.6%                                     Massachusetts Bay, Massachusetts, Transportation Authority,
                                                        General Transportation System Revenue Refunding Bonds,
                                                        Series A (g):
                          AAA       Aaa         3,730         7% due 3/01/2011                                                4,487
                          AAA       Aaa         3,550         7% due 3/01/2014                                                4,350
                          AAA       Aaa         7,005   Massachusetts State, HFA, Rental Housing Mortgage Revenue
                                                        Bonds, AMT, Series C, 5.60% due 1/01/2045 (f)                         7,146
                                                        Massachusetts State, HFA, S/F Housing Revenue Bonds (g):
                          AAA       Aaa         1,310         6.35% due 6/01/2017                                             1,347
                          AAA       Aaa         1,205         Series 37, 6.35% due 6/01/2017                                  1,239
                          AAA       Aaa         2,625   Massachusetts State Port Authority, Special Facilities Revenue
                                                        Bonds (Delta Air Lines Inc. Project), AMT, Series A, 5.50%
                                                        due 1/01/2019 (a)                                                     2,719
===================================================================================================================================
Michigan--5.6%                                          Detroit, Michigan, City School District, GO, Series A (f):
                          AAA       Aaa         4,000         5.50% due 5/01/2019                                             4,324
                          AAA       Aaa         3,625         5.50% due 5/01/2020                                             3,898
                          AAA       Aaa         3,040   Michigan Higher Education Student Loan Authority, Student Loan
                                                        Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%
                                                        due 9/01/2020 (a)                                                     3,101
                                                        Michigan State Strategic Fund, Limited Obligation Revenue
                                                        Refunding Bonds (Detroit Edison Company Project), AMT (b):
                          AAA       Aaa         3,100         5.45% due 9/01/2029                                             3,178
                          AAA       Aaa         1,700         Series A, 5.50% due 6/01/2030                                   1,751
                          AAA       Aaa         3,300         Series C, 5.65% due 9/01/2029                                   3,413
                          AAA       Aaa         5,800         Series C, 5.45% due 12/15/2032                                  5,916
===================================================================================================================================
Nebraska--0.5%            A+        NR*         2,300   Washington County, Nebraska, Wastewater Facilities Revenue
                                                        Bonds (Cargill Inc. Project), AMT, 5.90% due 11/01/2027               2,407
===================================================================================================================================
Nevada--3.5%              AA        NR*         4,100   Carson City, Nevada, Hospital Revenue Bonds (Carson--Tahoe
                                                        Hospital Project), Series A, 5.50% due 9/01/2033 (j)                  4,202
                                                        Director of the State of Nevada, Department of Business and
                                                        Industry Revenue Bonds (Las Vegas Monorail Company Project),
                                                        First Tier (a):
                          AAA       Aaa         1,000         5.625% due 1/01/2032                                            1,050
                          AAA       Aaa         4,400         5.375% due 1/01/2040                                            4,488
                          AAA       Aaa         5,710   Washoe County, Nevada, School District, GO, 5.875%
                                                        due 12/01/2009 (f)(h)                                                 6,516
===================================================================================================================================
New Hampshire--3.5%       AAA       Aaa        10,000   New Hampshire Health and Education Facilities Authority
                                                        Revenue Bonds (Dartmouth--Hitchcock Obligation Group),
                                                        5.50% due 8/01/2027 (f)                                              10,528
                          AAA       Aaa         5,000   New Hampshire State Business Finance Authority, PCR, Refunding
                                                        (Public Service Company), AMT, Series D, 6% due 5/01/2021 (g)         5,460
===================================================================================================================================
New Jersey--1.2%          BBB       Baa3        5,700   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds, 6.75% due 6/01/2039                                            5,339


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                 9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
New York--10.4%           AAA       Aaa       $   700   Erie County, New York, IDA, School Facility Revenue Bonds
                                                        (City of Buffalo Project), 5.75% due 5/01/2023 (f)                 $    759
                          AAA       Aaa         8,085   New York City, New York, City Municipal Water Finance
                                                        Authority, Water and Sewer System Revenue Bonds, RITR,
                                                        Series FR-6, 10.025% due 6/15/2026 (g)(i)                             9,327
                                                        New York City, New York, GO:
                          AAA       NR*         3,500         DRIVERS, Series 194, 10.157% due 2/01/2015 (f)(i)               3,987
                          NR*       Aaa         6,920         RIB, Series 394, 10.352% due 8/01/2016 (g)(i)                   8,668
                          AAA       Aaa         9,325         Refunding, Series G, 5.75% due 2/01/2017 (f)                    9,968
                          AAA       Aaa         5,000         Series B, 5.875% due 8/15/2013 (b)                              5,455
                          AAA       A2          4,660         Series F, 5.75% due 2/01/2019 (b)                               4,982
                          AAA       Aaa         4,570   Tobacco Settlement Financing Corporation of New York,
                                                        Revenue Bonds, Series A-1, 5.25% due 6/01/2022 (a)                    4,727
===================================================================================================================================
Ohio--0.5%                AA        NR*         2,000   Jackson, Ohio, Hospital Facilities Revenue Bonds
                                                        (Consolidated Health System--Jackson Hospital),6.125%
                                                        due 10/01/2020 (j)                                                    2,196
===================================================================================================================================
Oklahoma--0.8%                                          Tulsa, Oklahoma, Airports Improvement Trust, General Revenue
                                                        Bonds (Tulsa International Airport), AMT (d):
                          AAA       Aaa         1,250         Series A, 6% due 6/01/2020                                      1,416
                          AAA       Aaa         1,000         Series B, 6% due 6/01/2019                                      1,089
                          AAA       Aaa         1,000         Series B, 6.125% due 6/01/2026                                  1,071
===================================================================================================================================
Oregon--2.0%              NR*       Aaa         7,500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386,
                                                        10.08% due 8/01/2020 (d)(i)                                           9,100
===================================================================================================================================
Pennsylvania--4.6%        AAA       Aaa         2,000   Allegheny County, Pennsylvania, Port Authority, Special
                                                        Transportation Revenue Bonds, 6% due 3/01/2009 (g)(h)                 2,289
                          AAA       Aaa           800   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                                        Revenue Bonds, 5.50% due 12/01/2030 (g)                                 836
                          AAA       Aaa         6,250   Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Lease Revenue Bonds, Series B, 5.50%
                                                        due 10/01/2021 (f)                                                    6,688
                                                        Philadelphia, Pennsylvania, School District, GO, Series B (d):
                          AAA       Aaa         1,500         5.625% due 8/01/2020                                            1,615
                          AAA       Aaa         3,670         5.625% due 8/01/2021                                            3,946
                          AAA       Aaa         2,000         5.625% due 8/01/2022                                            2,142
                          AAA       Aaa         3,000   Washington County, Pennsylvania, Capital Funding Authority
                                                        Revenue Bonds (Capital Projects and Equipment Program),
                                                        6.15% due 12/01/2029 (a)                                              3,428
===================================================================================================================================
Rhode Island--0.6%        AAA       Aaa         2,500   Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)       2,731
===================================================================================================================================
South Carolina--3.6%      AAA       Aaa         3,300   Florence County, South Carolina, Hospital Revenue Refunding
                                                        Bonds (McLeod Regional Medical Center Project), Series A,
                                                        5.25% due 11/01/2034 (f)                                              3,351
                          AA        Ba1         3,450   South Carolina Educational Facilities Authority for Private
                                                        Nonprofit Institutions Revenue Bonds (The Benedict College),
                                                        5.625% due 7/01/2031 (j)                                              3,603
                          AAA       NR*         3,045   South Carolina State Public Service Authority, Revenue
                                                        Refunding Bonds, DRIVERS, Series 277, 10.112%
                                                        due 1/01/2022 (g)(i)                                                  3,454
                          NR*       A1          3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                                        Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                        due 11/01/2024                                                        4,070
                          BBB       Baa3        2,400   Tobacco Settlement Revenue Management Authority of South
                                                        Carolina, Tobacco Settlement Revenue Bonds, Series B,
                                                        6.375% due 5/15/2030                                                  2,166
===================================================================================================================================
Tennessee--6.3%           AAA       Aaa        17,000   Chattanooga, Tennessee, IDB, Lease Rent Revenue Bonds
                                                        (Southside Redevelopment Corporation), 5.875%
                                                        due 10/01/2024 (a)                                                   18,590
                          AAA       Aaa         5,000   Memphis--Shelby County, Tennessee, Airport Authority, Airport
                                                        Revenue Bonds, AMT, Series D, 6.25% due 3/01/2018 (a)                 5,545
                                                        Tennessee HDA, Homeownership Revenue Bonds, AMT, Series 2-C (a):
                          AAA       Aaa         2,075         6.10% due 7/01/2013                                             2,206
                          AA        Aa2         2,390         6.20% due 7/01/2015                                             2,557


10            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                      Value
===================================================================================================================================
Texas--15.5%                                            Austin, Texas, Convention Center Revenue Bonds (Convention
                                                        Enterprises Inc.), Trust Certificates, Second Tier, Series B:
                          A-        Aa3       $ 4,000         6% due 1/01/2023                                             $  4,151
                          A-        Aa3         1,400         5.75% due 1/01/2032                                             1,428
                          NR*       Aaa         1,000   Bell County, Texas, Health Facilities Development Revenue Bonds
                                                        (Lutheran General Health Care System), 6.50% due 7/01/2019 (c)        1,200
                          AAA       Aaa         5,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                        AMT, Series A, 5.375% due 11/01/2022 (f)                              5,152
                                                        Dallas-Fort Worth, Texas, International Airport Revenue
                                                        Refunding and Improvement Bonds, AMT, Series A (d):
                          AAA       Aaa         1,835         5.875% due 11/01/2017                                           2,005
                          AAA       Aaa         2,145         5.875% due 11/01/2018                                           2,332
                          AAA       Aaa         2,385         5.875% due 11/01/2019                                           2,592
                          NR*       Aaa         5,235   Denton, Texas, Utility System Revenue Bonds, RIB, Series 369,
                                                        10.58% due 12/01/2017 (f)(i)                                          6,658
                                                        Gregg County, Texas, Health Facilities Development Corporation,
                                                        Hospital Revenue Bonds (Good Shepherd Medical Center Project) (j):
                          AA        Baa2        6,000         6.875% due 10/01/2020                                           6,956
                          AA        Baa2        2,600         6.375% due 10/01/2025                                           2,867
                          AAA       Aaa         4,000   Harris County, Houston, Texas, Sports Authority Revenue
                                                        Refunding Bonds, Senior Lien, Series G, 5.75%
                                                        due 11/15/2020 (g)                                                    4,311
                          AAA       Aaa         2,700   Houston, Texas, Airport System Revenue Refunding Bonds,
                                                        Sub-Lien, Series B, 5.50% due 7/01/2030 (f)                           2,795
                          AA        Baa2        2,800   Sam Rayburn, Texas, Municipal Power Agency Revenue Refunding
                                                        Bonds, 5.75% due 10/01/2021 (j)                                       2,968
                          AAA       Aaa         3,200   San Benito, Texas, Consolidated Independent School District,
                                                        GO, 5.75% due 2/15/2016 (g)                                           3,538
                          AAA       Aaa         7,200   Texas State Turnpike Authority, Central Texas Turnpike System
                                                        Revenue Bonds, First Tier, Series A, 5.75% due 8/15/2038 (a)          7,658
                                                        Travis County, Texas, Health Facilities Development Corporation,
                                                        Revenue Refunding Bonds (Ascension Health Credit), Series A (h):
                          AAA       Aaa         8,100         5.875% due 11/15/2009 (a)                                       9,289
                          AAA       Aaa         4,600         6.25% due 11/15/2009 (g)                                        5,362
===================================================================================================================================
Utah--3.8%                AAA       Aaa        15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                        Hospitals Inc.), 6.30% due 2/15/2015 (g)                             17,415
===================================================================================================================================
Virginia--2.2%            AAA       Aaa         6,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                        Refunding Bonds, AMT, Series A, 6.05% due 2/01/2009 (a)               6,671
                          AAA       Aaa         3,100   Halifax County, Virginia, IDA, Exempt Facility Revenue
                                                        Refunding Bonds (Old Dominion Electric Cooperative Project),
                                                        AMT, 5.625% due 6/01/2028 (a)                                         3,263
===================================================================================================================================
Washington--9.0%          AAA       NR*        10,000   Energy Northwest, Washington, Electric Revenue Bonds,
                                                        DRIVERS, Series 242, 10.117% due 7/01/2017 (g)(i)                    11,961
                          AAA       Aaa         2,835   King County, Washington, Sewer Revenue Refunding Bonds,
                                                        Series B, 5.50% due 1/01/2027 (f)                                     2,970
                                                        Washington State, GO (f):
                          AAA       Aaa         7,500         Series A and AT-6, 6.25% due 2/01/2011                          8,667
                          AAA       Aaa         9,000         Series S-4, 5.75% due 1/01/2013                                10,025
                                                        Washington State, Various Purpose, GO (f):
                          AAA       Aaa         3,595         Series A, 5.625% due 7/01/2021                                  3,886
                          AAA       Aaa         3,750         Series C, 5.25% due 1/01/2026                                   3,813
===================================================================================================================================
Wisconsin--0.7%           BBB       Baa3        2,600   Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                                        Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                      2,334
                          NR*       Aaa         1,000   Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                                        Series A, 5.75% due 12/01/2025 (d)                                    1,040
===================================================================================================================================
Puerto Rico--0.7%         AAA       Aaa         2,435   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                        Trust Receipts, Class R, Series 16 HH, 10.07%
                                                        due 7/01/2013 (f)(i)                                                  3,144
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$610,723)--140.4%                      644,336
                          =========================================================================================================



              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                                   Shares
                                                     Held   Short-Term Securities                                            Value
                          =========================================================================================================
                                                    3,770   Merrill Lynch Institutional Tax-Exempt Fund (m)                $  3,770
                          ---------------------------------------------------------------------------------------------------------
                                                            Total Short-Term Securities (Cost--$3,770)--0.8%                  3,770
                          =========================================================================================================
                          Total Investments (Cost--$614,493)--141.2%                                                        648,106

                          Other Assets Less Liabilities--2.4%                                                                10,810

                          Preferred Stock, at Redemption Value--(43.6%)                                                    (200,010)
                                                                                                                           --------
                          Net Assets Applicable to Common Stock--100.0%                                                    $458,906
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   Connie Lee Insured.
(m) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (6,700)         $42
      --------------------------------------------------------------------------

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      Forward interest rate swaps entered into as of April 30, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.175%

      Broker, J.P. Morgan Chase Bank
       Expires June 2024                                 $52,000         $ 1,265

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal
       Swap Index Rate and pay a fixed
       rate equal to 4.0025%

      Broker, Morgan Stanley Capital Services, Inc.
       Expires June 2024                                 $14,000             705
      --------------------------------------------------------------------------
      Total                                                              $ 1,970
                                                                         =======

      See Notes to Financial Statements.


12            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Statement of Net Assets

As of April 30, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$610,722,748) ..........................                      $ 644,335,323
                       Investments in affiliated securities, at value
                        (identified cost--$3,770,314) ............................                          3,770,314
                       Unrealized appreciation on forward interest rate swaps ....                          1,969,898
                       Cash ......................................................                             96,803
                       Receivables:
                          Interest ...............................................    $  11,928,347
                          Securities sold ........................................          102,681
                          Dividends from affiliates ..............................               92        12,031,120
                                                                                      -------------
                       Prepaid expenses ..........................................                             29,861
                                                                                                        -------------
                       Total assets ..............................................                        662,233,319
                                                                                                        -------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ...................................        2,641,309
                          Investment adviser .....................................          318,020
                          Dividends to Common Stock shareholders .................          305,104
                          Other affiliates .......................................            4,647         3,269,080
                                                                                      -------------
                       Accrued expenses ..........................................                             48,505
                                                                                                        -------------
                       Total liabilities .........................................                          3,317,585
                                                                                                        -------------
=====================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share (2,000 Series A Shares, 2,000 Series B Shares,
                        2,000 Series C Shares and 2,000 Series D Shares of AMPS*
                        issued and outstanding at $25,000 per share liquidation
                        preference) ..............................................                        200,009,580
                                                                                                        -------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .....................                      $ 458,906,154
                                                                                                        =============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (30,425,258 shares
                        issued and outstanding) ..................................                      $   3,042,526
                       Paid-in capital in excess of par ..........................                        423,867,385
                       Undistributed investment income--net ......................    $   7,303,599
                       Accumulated realized capital losses on investments--net ...      (10,889,829)
                       Unrealized appreciation on investments--net ...............       35,582,473
                                                                                      -------------
                       Total accumulated earnings--net ...........................                         31,996,243
                                                                                                        -------------
                       Total--Equivalent to $15.08 net asset value per share of
                        Common Stock (market price--$13.35) ......................                      $ 458,906,154
                                                                                                        =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended April 30, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                       Interest ..................................................                      $  17,850,214
                       Dividends from affiliates .................................                             41,989
                                                                                                        -------------
                       Total income ..............................................                         17,892,203
                                                                                                        -------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..................................    $   1,682,546
                       Commission fees ...........................................          252,823
                       Accounting services .......................................          106,363
                       Transfer agent fees .......................................           46,290
                       Professional fees .........................................           33,119
                       Printing and shareholder reports ..........................           26,613
                       Custodian fees ............................................           17,649
                       Directors' fees and expenses ..............................           13,448
                       Listing fees ..............................................           12,007
                       Pricing fees ..............................................           10,838
                       Other .....................................................           27,706
                                                                                      -------------
                       Total expenses before reimbursement .......................        2,229,402
                       Reimbursement of expenses .................................           (9,902)
                                                                                      -------------
                       Total expenses after reimbursement ........................                          2,219,500
                                                                                                        -------------
                       Investment income--net ....................................                         15,672,703
                                                                                                        -------------
=====================================================================================================================
Realized & Unrealized Loss on Investments--Net
---------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net .........................                           (263,480)
                       Change in unrealized appreciation on investments--net .....                         (8,172,547)
                                                                                                        -------------
                       Total realized and unrealized loss on investments--net ....                         (8,436,027)
                                                                                                        -------------
=====================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................                           (914,200)
                                                                                                        -------------
                       Net Increase in Net Assets Resulting from Operations ......                      $   6,322,476
                                                                                                        =============

      See Notes to Financial Statements.


14            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Statements of Changes in Net Assets

                                                                                        For the Six         For the
                                                                                       Months Ended       Year Ended
                                                                                         April 30,        October 31,
Increase (Decrease) in Net Assets:                                                          2004             2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................    $  15,672,703     $  32,439,196
                       Realized gain (loss) on investments--net ..................         (263,480)        1,847,031
                       Change in unrealized appreciation on investments--net .....       (8,172,547)        2,257,186
                       Dividends to Preferred Stock shareholders .................         (914,200)       (1,983,700)
                                                                                      -------------------------------
                       Net increase in net assets resulting from operations ......        6,322,476        34,559,713
                                                                                      -------------------------------
=====================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ....................................      (14,786,675)      (29,345,161)
                                                                                      -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ................................      (14,786,675)      (29,345,161)
                                                                                      -------------------------------
=====================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock .............................................       (8,464,199)        5,214,552
                       Beginning of period .......................................      467,370,353       462,155,801
                                                                                      -------------------------------
                       End of period* ............................................    $ 458,906,154     $ 467,370,353
                                                                                      ===============================
                          * Undistributed investment income--net .................    $   7,303,599     $   7,331,771
                                                                                      ===============================

      See Notes to Financial Statements.


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived          For the Six                    For the Year Ended
from information provided in the financial statements.             Months Ended                       October 31,
                                                                    April 30,     ------------------------------------------------
Increase (Decrease) in Net Asset Value:                                2004          2003          2002         2001+        2000+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....   $  15.36      $  15.19      $  15.27     $  14.18     $  13.54
                                                                    --------------------------------------------------------------
                       Investment income--net ...................        .52++        1.07++        1.06         1.06         1.07
                       Realized and unrealized gain (loss) on
                        investments--net ........................       (.28)          .13          (.13)        1.08          .66
                       Dividends and distributions to Preferred
                        Stock shareholders:
                          Investment income--net ................       (.03)         (.07)         (.09)        (.21)        (.27)
                          Realized gain on investments--net .....         --            --            --@          --           --
                                                                    --------------------------------------------------------------
                       Total from investment operations .........        .21          1.13           .84         1.93         1.46
                                                                    --------------------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ................       (.49)         (.96)         (.91)        (.84)        (.82)
                          Realized gain on investments--net .....         --            --          (.01)          --           --
                                                                    --------------------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders ...............       (.49)         (.96)         (.92)        (.84)        (.82)
                                                                    --------------------------------------------------------------
                       Net asset value, end of period ...........   $  15.08      $  15.36      $  15.19     $  15.27     $  14.18
                                                                    ==============================================================
                       Market price per share, end of period ....   $  13.35      $  14.35      $  13.74     $  14.24     $12.0625
                                                                    ==============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ..........      (3.82%)@@     11.68%         2.94%       25.47%        7.03%
                                                                    ==============================================================
                       Based on net asset value per share .......       1.50%@@       8.13%         6.12%       14.46%       12.09%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement*** ..        .94%*         .94%          .96%         .98%         .99%
                                                                    ==============================================================
                       Total expenses*** ........................        .94%*         .95%          .96%         .98%         .99%
                                                                    ==============================================================
                       Total investment income--net*** ..........       6.60%*        6.89%         7.03%        7.18%        7.74%
                                                                    ==============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ............................        .38%*         .42%          .61%        1.45%        1.94%
                                                                    ==============================================================
                       Investment income--net, to Common Stock
                        shareholders ............................       6.22%*        6.47%         6.42%        5.73%        5.81%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
----------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement .....        .66%*         .66%          .67%         .68%         .67%
                                                                    ==============================================================
                       Total expenses ...........................        .66%*         .66%          .67%         .68%         .67%
                                                                    ==============================================================
                       Total investment income--net .............       4.65%*        4.83%         4.89%        4.97%        5.23%
                                                                    ==============================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders         .92%*         .99%         1.40%        3.27%        4.03%
                                                                    ==============================================================


16            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Financial Highlights (concluded)

                                                                 For the Six                    For the Year Ended
                                                                Months Ended                       October 31,
The following per share data and ratios have been derived         April 30,     --------------------------------------------------
from information provided in the financial statements.               2004         2003          2002          2001+         2000+
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of period (in thousands) ........     $458,906      $467,370      $462,156      $464,522      $431,471
                                                                  ================================================================
                       Preferred Stock outstanding, end of
                        period (in thousands) ...............     $200,000      $200,000      $200,000      $200,000      $200,000
                                                                  ================================================================
                       Portfolio turnover ...................         9.57%        33.92%        46.29%        89.58%        51.19%
                                                                  ================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ............     $  3,295      $  3,337      $  3,311      $  3,323      $  3,157
                                                                  ================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net .....     $    107      $    273      $    370      $    852      $  1,024
                                                                  ================================================================
                       Series B--Investment income--net .....     $    113      $    238      $    337      $    792      $  1,015
                                                                  ================================================================
                       Series C--Investment income--net .....     $    120      $    253      $    349      $    832      $    999
                                                                  ================================================================
                       Series D--Investment income--net .....     $    116      $    228      $    339      $    791      $  1,002
                                                                  ================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    Based on average shares outstanding.
@     Amount is less than $(.01) per share.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


18            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $9,902.

For the six months ended April 30, 2004, the Fund reimbursed FAM $6,879 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $66,471,232 and $62,890,278, respectively.

Net realized gains (losses) for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                Gains (Losses)      Appreciation
--------------------------------------------------------------------------------
Long-term investments .....................      $ 4,021,393         $33,612,575
Forward interest rate swaps ...............       (4,284,873)          1,969,898
                                                 -------------------------------
Total .....................................      $  (263,480)        $35,582,473
                                                 ===============================


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $33,663,906, of which $35,863,584 related to appreciated securities and $2,199,678 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $614,441,731.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were as follows: Series A, 1.02%; Series B, 1.00%; Series C, .85%; and Series D, .97%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $118,175 as commissions.

5. Capital Loss Carryforward:

On October 31, 2003, the Fund had a net capital loss carryforward of $4,372,432, of which $1,093,528 expires in 2008 and $3,278,904 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.081000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


20            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MQY


22            MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


              MUNIYIELD QUALITY FUND, INC.      APRIL 30, 2004                23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniYield Quality Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniYield Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16352 -- 4/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      MuniYield Quality Fund, Inc.


      By: /s/ Terry K. Glenn
          --------------------------------
          Terry K. Glenn,
          President of
          MuniYield Quality Fund, Inc.

      Date: June 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          --------------------------------
          Terry K. Glenn,
          President of
          MuniYield Quality Fund, Inc.

      Date: June 18, 2004


      By: /s/ Donald C. Burke
          --------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          MuniYield Quality Fund, Inc.

      Date: June 18, 2004